UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	June 15, 2006

CHARTERMAC

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

1-13237	13-3949418
(Commission File Number)	(IRS Employer Identification No.)

625 MADISON AVENUE
NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 517-3700

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On June 15, 2006, CharterMac (the “Registrant”) issued a press release announcing that the Registrant’s Board of Trustees approved a proposal for the Registrant’s acquisition of all of the membership interests of ARCap Investors, L.L.C. (the “Acquisition”). This press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and incorporated herein by reference. The presentation which accompanied the conference call with respect to the Acquisition (the “Investor Presentation”) is attached to this Current Report on Form 8-K as Exhibit 99.2 and incorporated herein by reference. The Investor Presentation is also posted on the Registrant’s website.

This Current Report on Form 8-K and the press release and Investor Presentation attached as exhibits hereto contain forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and also include a cautionary statement identifying important factors that could cause actual results to differ materially from those anticipated.

Item 9.01.	Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits
	99.1	Press Release issued June 15, 2006.
	99.2	Investor Presentation, dated June 15, 2006, regarding acquisition of all of the membership interests of ARCap Investors, L.L.C.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CharterMac

Date: June 15, 2006	By: /s/ Marc D. Schnitzer
Marc D. Schnitzer
Chief Executive Officer and President

Exhibit Index

99.1	Press Release issued June 15, 2006.
99.2	Investor Presentation, dated June 15, 2006, regarding acquisition of all of the membership interests of ARCap Investors, L.L.C.